Acquisitions	12 Months Ended
Dec. 31, 2023
Acquisitions [Abstract]
ACQUISITIONS

6. ACQUISITIONS

Acquisition	Acquisition date	Cash consideration ($thousands)
GHOPCO	April 5, 2021	$19,721
JACOS	September 17, 2021	346,733
December 31, 2021		$366,454

The Company acquired all the assets of GHOPCO on April 5, 2021 for total cash consideration of $19.7 million. The assets acquired from GHOPCO include oil sands property located in the Hangingstone area of the Athabasca region. The acquisition has been accounted for as a business combination using the acquisition method of accounting. The assets and liabilities assumed are recorded at the estimated fair value on the acquisition date of April 5, 2021.

The Company acquired all the issued and outstanding common shares of JACOS on September 17, 2021 for total cash consideration of $346.7 million. The assets acquired from JACOS include various oil sands properties located in the Hangingstone area of the Athabasca region, which contain various working interest participants. One of the properties acquired, which is a developed and producing oil sands property and generates all of the acquired revenues, includes a 75% interest in a joint operation. The acquisition has been accounted for as a business combination using the acquisition method of accounting. The assets and liabilities assumed are recorded at the estimated fair value on the acquisition date of September 17, 2021.

Both acquisitions were undertaken to increase the Company’s production and reserve base in the Athabasca region, which is its core focus area.

The net assets acquired is based on the estimated fair value of the underlying assets and liabilities acquired as follows:

($ thousands)	GHOPCO Amount	JACOS Amount	Total
Net assets acquired:
PP&E	$159,000	$851,389	$1,010,389
Deferred tax asset	-	32,435	32,435
Cash and cash equivalents	2,507	4,412	6,919
Accounts receivable	188	56,671	56,859
Inventories	-	8,992	8,992
Other current assets	1,111	7,846	8,957
Accounts payable and accrued liabilities	(1,847)	(27,221)	(29,068)
Other current liabilities	-	(684)	(684)
Decommissioning liabilities	(217)	(1,740)	(1,957)
Deferred tax liability	(32,435)	-	(32,435)
Net assets acquired	128,307	932,100	1,060,407
Less: Gain on acquisitions	108,586	585,367	693,953
Total cash purchase consideration	$19,721	$346,733	$366,454

There was $10.3 million of acquisition transaction costs incurred by the Company and expensed through earnings in the year ended December 31, 2021.

A gain of $108.6 million was recognized on the acquisition of GHOPCO and a gain of $585.4 million was recognized on the acquisition of JACOS. These gains were driven by an increase in oil prices between the offer and closing dates, and optimized views on production and proved and probable reserves. In addition, the market was distressed from low oil prices due to volatility associated with the COVID-19 pandemic at the time of the acquisition.

The estimated proved and probable oil reserves and related cash flows were discounted at a rate based on what a market participant would have paid, which was based on market metrics on recent market transactions at the date of acquisition.